UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 5, 2007

OSI RESTAURANT PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15935	59-3061413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, Florida 33607
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (813) 282-1225

 Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 5, 2006, OSI Restaurant Partners, Inc. (“OSI,” “we,” “us” and “our”), Kangaroo Holdings, Inc. (“Parent”), and Kangaroo Acquisition, Inc. (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into OSI and OSI will become a direct or indirect wholly owned subsidiary of Parent (the “Merger”). Parent is controlled by an investor group comprised of investment funds affiliated with Bain Capital Partners, LLC and Catterton Management Company, LLC, which are private equity firms. Our founders and certain members of our management are expected to exchange shares of our common stock for shares of Parent in connection with the Merger. We are providing the information contained in this Current Report on Form 8-K because it is being provided to potential lenders (the “Bridge Lenders”) in an $800 million senior unsecured bridge facility that may be used to finance the Merger (the “Bridge Facility”).

     The Company’s EBITDA and Adjusted EBITDA for the periods reflected below (including the last twelve months ended September 30, 2006, or “LTM”) are measures being provided to the Bridge Lenders. EBITDA represents net income before net interest expense, income taxes, depreciation and amortization and minority interest. Adjusted EBITDA represents EBITDA before certain impairment, store closing and disposal expenses, stock compensation expense, non-cash rent expense, pre-opening expenses and certain other expenses. Adjusted EBITDA is also being provided to the Bridge Lenders with respect to certain concepts (“Concept-level Adjusted EBITDA”). The following tables include information with respect to EBITDA, Adjusted EBITDA and Concept-level Adjusted EBITDA (the “EBITDA Measures”) for the periods shown together with a reconciliation of EBITDA and Adjusted EBITDA to net income and a reconciliation of Concept-level EBITDA to income before taxes and elimination of minority interest:

($ in millions)
Adjusted EBITDA
	2004	2005		LTM 9/30/06
Net Income	$151.6	$146.7		$105.7
Income Taxes	78.6	73.8		42.4
Net Interest Expense	2.3	4.8		9.0
Depreciation and Amortization	104.8	127.8		145.5
Minority Interest	9.2	1.2		(1.1)
EBITDA	$346.5	$354.3		$301.5
Impairments, Closings, and Disposals (1)	9.5	33.9		30.4
Stock Compensation Expenses	-	3.3	(2)	37.1	(2)
Non-cash Rent Expense	8.3	9.9		10.2
Other (3)	-	5.8		3.4
Adjusted EBITDA	$364.3	$407.2	(4)	$382.6	(4)
(1)	Includes provision for impaired assets and restaurant closings, hurricane property losses and (gain)/loss on disposal of property, fixtures and equipment.
(2)
LTM 9/30/06 Includes $21.3 million of new Partner Equity Plan ("PEP") catch-up expense that relates to prior service and is non-cash and non-recurring, as well as a $15.8 million adjustment for restricted stock and other stock-based compensation expense for management. Includes $3.3 million in restricted stock expense in 2005.

(3)	Other non-cash or non-recurring expenses.
(4)
Adjusted EBITDA for 2005 is not comparable to Adjusted EBITDA for the LTM period. Prior to January 2006, OSI had a stock option based incentive program for its restaurant managers which was not expensed on OSI's income statement. Had PEP and OSI’s new accounting standard been in place in 2005, OSI’s financials for 2005 would have included an estimated incremental on-going PEP expense of $16.6 million.

($ in millions)
Concept-level Adjusted EBITDA
LTM 9/30/06
Outback	$299.7
Carrabba's	61.5
Bonefish	25.7
Fleming's	19.4
Other Concepts and Corporate	(23.7)
Total Concept-level Adjusted EBITDA	$382.6

($ in millions)
Reconciliation of Concept-level Adjusted EBITDA to Concept-level GAAP Income Before Taxes and Elimination of Minority Interest
	Outback (1)	Carrabba's	Bonefish	Fleming's	Other Concepts and Corporate	LTM 9/30/06
Adjusted EBITDA	$299.7	$61.5	$25.7	$19.4	$(23.7)	$382.6
minus:
Impairments, Closings, and Disposals	(0.6)	3.5	2.2	-	25.3	30.4
Stock Compensation Expenses	13.2	5.5	0.7	0.9	16.8	37.1
Non-cash Rent Expense	3.0	2.7	1.9	1.3	1.3	10.2
Other	2.1	-	-	-	1.3	3.4
EBITDA (2)	$282.0	$49.8	$20.9	$17.2	$(68.4)	$301.5
minus:
Depreciation and Amortization	83.9	26.2	9.7	7.8	17.9	145.5
Net Interest Expense	0.2	0.1	0.1	-	8.6	9.0
Income Before Taxes and Minority Interest	$197.9	$23.5	$11.1	$9.4	$(94.9)	$147.0
minus:
Income Taxes (3)	-	-	-	-	42.4	42.4
Income Before Minority Interest	$197.9	$23.5	$11.1	$9.4	$(137.3)	$104.6
minus:
Minority Interest	3.5	3.7	4.0	0.5	(12.8)	(1.1)
Net Income	$194.4	$19.8	$7.1	$8.9	$(124.5)	$105.7
(1)	Includes domestic and international.
(2)
Concept-level EBITDA includes unconsolidated joint venture income and direct operating expenses for restaurant operations including cost of sales, labor (except as noted below), other restaurant operating expenses, impairment charges and general and administrative expenses separately incurred by each concept. A portion of corporate-level general and administrative and overheard costs are also allocated to each concept, and such costs include, but are not limited to, information technology, real estate development and construction and purchasing expenses. Certain compensation-related expenses are not included in the concept-level EBITDA and are instead included as Corporate expenses. These expenses include certain expenses related to the cost of stock based compensation under FAS123R and expenses related to the issuance of restricted stock.

(3)	The Company does not allocate income tax expense at the concept level.

We have provided the EBITDA Measures because we believe they provide the Bridge Lenders with additional information to measure our performance and evaluate our ability to service debt under the proposed Bridge Facility which may be entered into at the time of the closing of the Merger. The EBITDA Measures are not presentations made in accordance with accounting principles generally accepted in the U.S. (“GAAP”) and our computation of the EBITDA Measures may vary from how others determine such measures. The EBITDA Measures should not be considered as alternatives to operating earnings or net earnings as measures of operating performance or cash flow or as measures of liquidity. The EBITDA Measures have important limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported in accordance with GAAP. For example, the EBITDA Measures:

•	do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;

•	do not reflect changes in, or cash requirements for, our working capital needs;

•	do not reflect interest expense, or the cash requirements necessary to service interest or principal payments, on our debt;

•	exclude tax payments that represent a reduction in cash available to us; and

•	do not reflect any cash requirements for assets being depreciated and amortized that may have to be replaced in the future.

In addition, Adjusted EBITDA and Concept-level Adjusted EBITDA do not reflect certain non-recurring and other expenses (some of which are payable in cash).

    OSI had an average annual restaurant repair and maintenance expense of $72.8 million, or $61,854 per restaurant, between 2003 and 2005. In addition, the Company estimates that it spent $13.0 million in maintenance capital expenditures in the LTM period ended September 30, 2006.

    Annual average same store sales percentages for the last ten years for Outback Steakhouse (domestic), Carrabba’s Italian Grills, Bonefish Grill and Fleming’s Prime Steakhouse were 2.0%, 6.6%, 4.6% and 12.4%, respectively. Bonefish Grills and Flemings Prime Steakhouse annual averages are between 2003-2005 and 2001-2005, respectively, since inception.

    During the twelve-month period ended September 30, 2006, approximately 99% of the Company’s restaurant base generated positive restaurant-level EBITDAR (representing EBITDA before cash rent expense) and approximately 96% generated positive restaurant-level EBITDA.  Restaurant-level EBITDA includes allocations for partner distribution and direct general and administrative expenses and excludes stock-based compensation expenses.

    OSI’s in-line leased new restaurants (whereby OSI leases both the building and the land) at Outback, Carrabba’s, Fleming’s and Bonefish generated cash-on-cash returns on investment, defined as restaurant-level EBITDA for LTM 9/30/06 as a percentage of total initial cash investment plus pre-opening costs, of 33.6%, 35.3%, 30.1%, 29.8% and 28.6%, respectively, for restaurants opened in 2001 through 2005. In-line leases represent approximately one-third of OSI’s current mix of domestic restaurants.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains not only historical information, but also forward-looking statements. Forward-looking statements represent OSI’s expectations or beliefs concerning future events, including the following: any projections or forecasts, any statements regarding future sales, costs and expenses and gross profit percentages, any statements regarding the continuation of historical trends, any statements regarding the expected number of future restaurant openings and expected capital expenditures, any statements regarding the sufficiency of our cash balances and cash generated from operating and financing activities for future liquidity and capital resource needs and any statement regarding the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “should,” “estimates” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss our future expectations or state other forward-looking information and may involve known and unknown risks over which we have no control. Those risks include, without limitation:

•
the satisfaction of the conditions to consummation of the merger, including the adoption of the Merger Agreement by our stockholders (without taking into account the vote of shares held by our founders and certain members of our management);

•	the actual terms of the financing that will be obtained for the Merger;

•
the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including a termination under circumstances that could require us to pay a termination fee of up to $45,000,000 to Parent or its designee;

•	the amount of the costs, fees, expenses and charges related to the Merger;

•	the effect of the announcement of the Merger on our business relationships, operating results and business generally, including our ability to retain key employees;

•	the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect our business and the price of our common stock;

•	the potential adverse effect on our business, properties and operations because of certain covenants we agreed to in the Merger Agreement;

•	the outcome of the legal proceedings instituted against us and others in connection with the Merger;

•	risks related to diverting management’s attention from our ongoing business operations;

•	the restaurant industry is a highly competitive industry with many well-established competitors;

•
our results can be impacted by changes in consumer tastes and the level of consumer acceptance of our restaurant concepts (including consumer tolerance of price increases); local, regional, national and international economic conditions; the seasonality of our business; demographic trends; traffic patterns; change in consumer dietary habits; employee availability; the cost of advertising and media; government actions and policies; inflation; and increases in various costs, including construction and real estate costs;

•	our results can be affected by consumer perception of food safety;

•
our ability to expand is dependent upon various factors such as the availability of attractive sites for new restaurants; ability to obtain appropriate real estate sites at acceptable prices; ability to obtain all required governmental permits including zoning approvals and liquor licenses on a timely basis; impact of government moratoriums or approval processes, which could result in significant delays; ability to obtain all necessary contractors and subcontractors; union activities such as picketing and hand billing that could delay construction; the ability to generate or borrow funds; the ability to negotiate suitable lease terms; and the ability to recruit and train skilled management and restaurant employees;

•
price and availability of commodities, including but not limited to such items as beef, chicken, shrimp, pork, seafood, dairy, potatoes, onions and energy supplies, are subject to fluctuation and could increase or decrease more than we expect;

•	weather and natural disasters could result in construction delays and also adversely affect the results of one or more restaurants for an indeterminate amount of time; and

•	other risks detailed in our filings with the Securities and Exchange Commission, including “Item 1A. Risk Factors” in our Annual Report on Form 10-K/A for the year ended December 31, 2005.

We believe that the assumptions on which our forward-looking statements are based are reasonable. However, we cannot assure you that the actual results or developments we anticipate will be realized or, if realized, that they will have the expected effects on our business or operations. All subsequent written and oral forward-looking statements concerning the Merger or other matters addressed in this Current Report on Form 8-K and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Forward-looking statements speak only as of the date of this Current Report on Form 8-K or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, we do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances.

Additional Information and Where to Find It

In connection with the proposed transaction, a definitive proxy statement of OSI and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE DEFINITIVE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OSI AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the definitive proxy statement (when available) as well as other filed documents containing information about OSI at http://www.sec.gov, the SEC’s free internet site. Free copies of OSI's SEC filings are also available on OSI’s internet site at http://www.osirestaurantpartners.com.

Participants in the Solicitation

OSI and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from OSI's stockholders with respect to the proposed transaction. Information regarding the officers and directors of OSI is included in its definitive proxy statement for its 2006 annual meeting filed with the SEC on March 30, 2006. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI RESTAURANT PARTNERS, INC.
(Registrant)

Date: February 5, 2007	By:	/s/ Dirk A. Montgomery
Dirk A. Montgomery
Chief Financial Officer